                      LORD ABBETT RESEARCH FUND, INC.
                           LARGE-CAP CORE FUND


                    SUPPLEMENT DATED JULY 11, 2005 TO THE
                       PROSPECTUS DATED APRIL 1, 2005
                          (CLASS A, B, C, P, & Y)

With respect to the Fund referenced above, the section in the Prospectus entitled "Investment Managers - Large-Cap Core Fund" is amended to add the following:

Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

LARGE-CAP CORE FUND. Daniel H. Frascarelli heads the Large-Cap Core Fund team. The other senior member of the team is Paul J. Volovich. Messrs. Frascarelli and Volovich are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Frascarelli, Partner and Director of Large-Cap Core Equity, joined Lord Abbett in 1990, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1983. Mr. Volovich, Portfolio Manager, joined Lord Abbett in 1997, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1995.